April 15, 1999


Dear Fellow Micro-Cap Limited Shareholder,

Overall Summary
---------------

In the March quarter the Portfolio gave up a portion of its fine December quarter performance; it was down 12.6%. This was worse than our quarterly benchmarks, all of which were also in negative territory. Fiscal year-to-date we are down 6.0%, 8.6% better than the CRSP 9 Index of most similarly sized companies. Over the last year (the closest period for which I have data) only 13% of domestic stock mutual funds have outperformed the market index of most similarly sized companies by 8.5%. I hate to see an absolute negative return as much as any shareholder, but our cumulative return relative to the market is not too shabby.

Micro-cap stocks have lagged large stocks by one of the largest amounts on record during the period since inception - not the environment in which I would expect this Portfolio to excel. We are overdue for a micro-cap dominated quarter. If volatility is part of the nature of micro-cap stocks (and it is), we have seen more than our fair share the first year in existence. I'm looking forward to a turnaround in market leadership.

Performance Summary
-------------------

Company size continues to be the primary determinant of performance in 1999. Bridgeway's two large company portfolios were up 6% and 9% (ahead of their market benchmarks) while our small company portfolios were all under water by a significant margin. Details of our performance are presented in the next section. The table below presents our quarterly and life-to-date performance relative to three benchmarks.
                                            March Qtr.       Life-to-Date
                                            1/1/99 to        6/30/98 to
                                             3/31/99           3/31/99
                                            ----------       ------------
  Micro-Cap Limited Portfolio                -12.6%             -6.0%
  Lipper Small-Cap Stock Funds*               -5.7%            -10.7%
  Russell 2000 (small growth stocks)*         -5.8%            -12.3%
  CRSP Cap-Based Portfolio 9 Index*           -7.9%            -14.6%

*The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 892 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future returns.
** The March quarter and life-to-date periods are not annualized.

Detailed Explanation of Performance - The Movers and the Shaken
---------------------------------------------------------------

Translation: The decline in our Portfolio stocks was broad-based. It spanned all sectors and each of our quantitative models. Surprisingly, our technology stocks, which did so well in the December quarter, gave up substantial ground in the current quarter.

Of 50 stocks we owned during the quarter, ten declined more than 25%. The worst eight of these were all in the computer hardware, software, and service industries. Our worst performing companies were:

   Rank  Description                         Industry                         % Decline
   ----  -----------                         --------                         ---------
    1    Summit Design Inc.                  Data Processing-Software          -63.1%
    2    Inso Inc.                           Data Processing-Software          -62.6%
    3    Neomagic Corp                       Data Processing-Hardware          -55.1%
    4    DA Consulting Group                 Data Processing-Services          -54.9%
    5    Merisel Inc.                        Data Processing-Distribution      -43.4%
    6    Health Management Systems           Data Processing-Services          -39.7%
    7    Ansys Inc.                          Data Processing-Software          -37.5%
    8    Media Arts Group                    Housewares                        -36.0%
    9    American Physician Partners         Services                          -35.5%
    10   Amtran                              Air Transport                     -30.0%

Summit Design is an example of the frustration that I experienced in the first quarter. When Dell Computers (a very large company which is not held in our portfolio) came out with an earnings report meeting Wall Street expectations but indicating some softness in sales growth, the stock declined about 20% from its peak, but still finished the quarter up 12%. When Summit Design reported earnings 20% above Wall Street estimates, but indicated some softness in sales, the stock price declined 32% in one day, and ended the quarter down 63%. The company has no debt and has cash equal to 58% of the current stock price. Cash levels climbed significantly during the quarter. Analysts believe the company will grow 30% per year over the next five years, but the stock is trading for
3.4 times next year earnings. Sure, I'm somewhat concerned by the short-term prospects of slowing sales growth, but this is ridiculous. By comparison, Dell has a bit more (but insignificant) debt and cash equal to 2% of its stock price. Analysts believe the company will grow at about the same rate as Summit Design in the next five years, but the stock is trading for 39 times earnings. All else being equal (OK, all else is never equal), Dell is trading at a level which is more than ten times as rich as Summit. Something's wrong here. Over time, Wall Street tends to sort out these inequities, and I expect (not predict) that our Portfolio will benefit in the sorting.

As large-cap technology companies trounced small-cap technology, the same was true with Internet companies. The larger Internet companies in our Aggressive Growth Portfolio soared. Of seven companies which rose more than 50% in that portfolio, four were related to the Internet. Of our four micro-cap companies with significant Internet exposure, two of them had negative returns and none had exciting returns. The only major difference between these companies is size. While historically the market has rewarded investors of micro-cap stocks with better returns over longer timeframes, this was not true in the current quarter.

Not all of our stocks suffered the carnage of those above. Four of our stocks gained more than 20%:

  Rank   Description                         Industry                         % Gain
  ----   -----------                         --------                         ------
    1    Forward Air Corp.                   Transportation/Freight             40.0%
    2    Power Integrations                  Electronics/Electric               26.7%
    3    Armor Holdings Inc.                 Machinery                          24.2%
    4    OSHAP Technologies Ltd.             Furniture                          21.6%

Forward Air is an example of a company that is doing everything right, and it has just taken Wall Street a while to figure it out. The stock price steadily declined in the March quarter of 1998 along with the rest of the micro-cap market, even though the company fundamentals were strong. Then, in October, the company took the bold step of splitting its slower growth trucking business apart from its faster growth service targeted to air carriers. (Forward Air is the faster growing company; we sold Landair, the other one.) At first, Wall Street just didn't know how to value the two new companies, since there was little historical data of the separate companies. We continued to hold, and Wall Street finally came around. The company split "2 for 1" (distributed an additional share for each prior one held) in March. Earnings are accelerating, and the company has beaten analysists' estimates each quarter since breaking into separate companies.

Top Ten Holdings
----------------

The following list will give you a flavor for the diversity and level of concentration of our Portfolio. We rarely put more than 4% of Portfolio net assets in any one company. I usually start to trim them when the company grows above 5% through appreciation. At the end of the quarter the Portfolio held 41 stocks. Our top ten holdings on March 31 were:

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

  Rank   Description                          Industry                     % Net Assets
  ----   -----------                          --------                     ------------
    1    Power Integrations, Inc.             Electronics/Electric              5.6%
    2    Salton/Maxim House                   Electronics/Electric              5.2%
    3    Creative Computers, Inc.             Retail Stores                     5.2%
    4    Children's Place Retail Stores, Inc. Retail Stores                     4.3%
    5    Forward Air Corp.                    Transportation/Freight            4.0%
    6    Innotrac Corp.                       Services                          4.0%
    7    O'Sullivan Industries                Home Furnishings                  3.9%
    8    Pilgrim America Capital Corp.        Finance                           3.7%
    9    Advanced Digital Information         Data Processing-Hardware          3.6%
   10    Arkansas Best Group                  Trucking                          3.6%
                                                                               ----
         Total                                                                 43.0%

Disclaimer
----------

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of trends or holdings applies only as of the quarter end, March 31, 1999, unless otherwise stated; security positions can and do change thereafter.
Performance trends discussed here are historical and may not be repeated in the future.

New Web Site at Bridgewayfund.com
---------------------------------

Our new web site will have its debut on May 1. As one shareholder put it, "It's time to the enter the twentieth century; the twenty-first century is only around the corner." We decided to wait until we could program it and support it internally. I hope you'll find it substantive and useful. The next time you speak to David, let him know what you think - or you can e-mail him at david@bridgewayfund.com. There are several ways you might use the site. First, we will publish our future shareholder letters on the site as soon as they are available. Click on "Micro-Cap Limited" and then the most current report. This will probably be much faster than waiting for "snail-mail," particularly if you hold our shares through a fund marketplace. Second, you may have a question for us after hours and prefer this medium to answering machines. I'm sure you'll have other ideas. Please pass them on to us!

Morningstar
-----------

Micro-Cap Limited Portfolio was recently a featured fund in Morningstar's flagship publication. We thought you might be interested in what an outside source is saying about us, so we're enclosing a copy.

Conclusion
----------

I recently clipped an editorial from an industry publication called Investment News about shareholder reports:

         The object should be to give the customer what he or she wants and needs. For too long the mutual fund industry has provided its customers with reports that have met its own needs.

Please let us know about your ideas. We occasionally get correspondence or phone calls with suggested ideas, criticisms, or praise. We take them very seriously, share them at our weekly staff meetings and continue to make improvements as a result.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery


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